Execution Version

NINTH AMENDMENT TO
CREDIT AGREEMENT
dated as of
February 26, 2015
among
PETROQUEST ENERGY, INC.,
as Parent,
PETROQUEST ENERGY, L.L.C.,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto
____________________________
WELLS FARGO BANK, N.A.,
as Syndication Agent,
and

CAPITAL ONE, N.A.,
as Documentation Agent
____________________________
J.P. MORGAN SECURITIES LLC,
as Lead Arranger

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NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”) dated as of February 26, 2015, is among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent, PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
WHEREAS, the Parent, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 2, 2008, as amended by that certain First Amendment to Credit Agreement dated as of March 24, 2009, that certain Second Amendment to Credit Agreement dated as of September 30, 2009, that certain Third Amendment to Credit Agreement dated as of August 5, 2010, that certain Fourth Amendment to Credit Agreement dated as of October 3, 2011, that certain Fifth Amendment to Credit Agreement dated as of March 29, 2013, that certain Sixth Amendment to Credit Agreement dated as of June 19, 2013, that certain Seventh Amendment to Credit Agreement dated as of March 31, 2014 and that certain Eighth Amendment to Credit Agreement date as of September 29, 2014 (as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower; and
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein (including, without limitation, in the preamble and recitals) but not otherwise defined herein has the meaning given such term in the Credit Agreement, including, to the extent the context so requires, after giving effect to the amendments to the Credit Agreement contained in this Ninth Amendment. Unless otherwise indicated, all article and section references in this Ninth Amendment refer to articles and sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Ninth Amendment Effective Date (as defined below) in the manner provided in this Section 2.
2.1    Amendments to Section 1.02.
(a)    The definition of “Agreement” is hereby amended and restated in its entirety to read in full as follows:

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“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment as the same may from time to time be further amended, modified, supplemented or restated.
(b)    The following definitions are added where alphabetically appropriate:
“Interest Coverage Ratio” means, at any date, the ratio of (a) EBITDAX to (b) cash Interest Expense, all calculated for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date).
“Interest Expense” means, for any period, total interest expense (including that attributable to Capital Leases and Synthetic Leases) of the Parent and its Consolidated Subsidiaries for such period with respect to all outstanding Indebtedness of the Parent and its Consolidated Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, and excluding non-cash interest expense such as amortization of (a) discounts or (b) deferred financing costs), calculated on a consolidated basis for the Parent and its Consolidated Subsidiaries for such period in accordance with GAAP.

“Ninth Amendment” means the Ninth Amendment to Credit Agreement dated as of February 26, 2015 among the Parent, the Borrower, the Administrative Agent, and the Lenders party thereto.
“Total Senior Secured Debt” means, at any date, the outstanding principal amount of the Loans hereunder and all other secured Debt for borrowed money of the Parent and its Consolidated Subsidiaries that is not contractually subordinated in right of payment to the Indebtedness.

(c)    The definition of “Total Debt” is deleted in its entirety.
2.2    Amendment to Section 9.01.    Section 9.01 of the Credit Agreement is hereby amended to (i) restate subsection (a) in its entirety to read in full as follows:
(a)    Ratio of Total Senior Secured Debt to EBITDAX. Commencing March 31, 2015, the Parent will not, at any time, permit its ratio of Total Senior Secured Debt as of such time to EBITDAX for the most recent period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 8.01(b) to be greater than 2.25 to 1.00.
and (ii) insert new subsection (c) immediately following existing subsection (b) to read in full as follows:

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(c)    Interest Coverage Ratio. The Parent will not permit the Interest Coverage Ratio, as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2015, to be less than 2.0 to 1.0.
Section 3.    Conditions Precedent. The amendments to the Credit Agreement contained in Section 2 hereof shall each be effective on the date (the “Ninth Amendment Effective Date”) that each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement:
3.1    Counterparts. Administrative Agent shall have received from the Required Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by Administrative Agent) of this Ninth Amendment signed on behalf of such Persons.
3.2    Fees and Expenses. The Borrower shall have paid to Administrative Agent any and all fees and expenses payable to Administrative Agent or the Lenders pursuant to or in connection with this Ninth Amendment.
3.3    Organization/Existence/Authority Documents. Administrative Agent shall have received such documents and certificates as Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Guarantor, the authorization of this Ninth Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrower, the Guarantors and this Ninth Amendment.
3.4    Other Documents. Administrative Agent shall have received such other documents as Administrative Agent or counsel to Administrative Agent may reasonably request.
3.5    No Default/No Event of Default/No Borrowing Base Deficiency. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
Administrative Agent is hereby authorized and directed to declare this Ninth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Ninth Amendment, shall remain in full force and effect following the effectiveness of this Ninth Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving

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effect to the terms of this Ninth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect has occurred.
4.3    Loan Document. This Ninth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.4    Counterparts. This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Ninth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7    Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Ninth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
4.8    Severability. Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the date first written above.

BORROWER:    PETROQUEST ENERGY, L.L.C.
/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

PARENT:    PETROQUEST ENERGY, INC.
/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

GUARANTOR:    TDC ENERGY LLC
/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]

ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A.

AND LENDER	individually, as a Lender, as Administrative Agent and as Issuing Bank

By: /s/ Jo Linda Papadakis
Jo Linda Papadakis
Authorized Officer

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]

LENDER:                    WELLS FARGO BANK, N.A.

By: /s/ Brett Steele
Name: Brett Steele
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]

LENDER:                    CAPITAL ONE, N.A.

By: /s/ Christopher Kuna
Name: Christopher Kuna
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]

LENDER:    IBERIABANK
By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]

LENDER:                    BANK OF AMERICA, N.A.

By: /s/ Raza Jafferi
Name: Raza Jafferi
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]

LENDER:                    THE BANK OF NOVA SCOTIA

By: /s/ Alan Dawson
Name: Alan Dawson
Title: Director

[SIGNATURE PAGE TO PETROQUEST NINTH AMENDMENT]